UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09081

Morgan Stanley International Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	October 31, 2008

Date of reporting period:	October 31, 2008

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley International Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the year ended October 31, 2008

Total Return for the 12 Months Ended October 31, 2008+
Class A	Class B	Class C	Class I++	MSCI EAFE Index[1]	Lipper International Large-Cap Core Funds Index[2]
–44.19%	–44.49%	–44.50%	–44.16%	–46.62%	–46.67%

+  Share classes listed above represent classes with full 12 month period total returns to report. Class R and Class W shares commenced operations on March 31, 2008 and therefore are not listed on the table above.

++  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

The performance of the Fund's share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

For the 12-month period ended October 31, 2008, global equity markets have suffered crushing declines. The sell-off began in May and picked up in intensity in the most recent months. The MSCI EAFE Index, a broad measure of international equity markets, finished the period at levels last seen in late 2003. For this reporting year, no market was immune from the extreme volatility, with Japan, Hong Kong, the U.K., Germany, and France suffering stunning declines. Sector returns were similarly weak across the worst performing groups: financials, materials, and industrials. The better relative performers were utilities, consumer staples and health care, although each also posted considerable double-digit declines.

The global economic numbers were unrelentingly negative since mid-September, with no end in sight. October Purchasing Manager indices (PMI) in the U.S., U.K. and Eurozone for both manufacturing and services, had the lowest readings since the surveys started in the late 1990s, or in the case of the U.S., the worst reading in 26 years. The new orders component of the PMI, historically the most crucial for equity returns, dropped to early 1980s levels. Adding to the sense of gloom were the worst U.S. car sales for 25 years and the first quarterly drop in U.S. consumption since 1991.

Abroad, there were almost daily declines in real gross domestic product (GDP) forecasts and in interest rates (including the U.K., Japan and Singapore), Chinese growth forecasts kept getting cut, and news headlines were filled with International Monetary Fund-led rescue packages and Federal Reserve-funded currency swaps — reminiscent of the late 1990s. The sharpness of the September/October downturn removed any remaining illusions of containment, decoupling or economic resilience. In general, many believe we will likely face a steep, global, synchronized recession. Views still diverge sharply, however, as to how deep the recession will run and when equities will be a compelling buy.

In our view, until there is more clarity on the speed and path of deleveraging and on the disposal of structured products, we cannot get too excited about cheap equity valuations and the "unprecedented" nature of the policy stimulus. We remember how unsuccessfully Japan attempted to "grow" out of its bad asset problem, and we are still looking for more comprehensive policy action from the U.S. and Europe.

Performance Analysis

Class A, B, C and I shares of Morgan Stanley International Fund outperformed both the MSCI EAFE Index ("the Index") and the Lipper International Large-Cap Core Funds Index for the 12 months ended October 31, 2008, assuming no deduction of applicable sales charges.

The main contributors to relative performance were the below-Index weights in the financials sector and Australia, as well as the overweight positions in materials and energy held earlier in the reporting period. Detracting from relative returns were overweight positions in information technology, Singapore and Germany, and underweight positions in health care and the U.K.

Over the course of these 12 months, we moved the Fund's portfolio from overweight positions in materials, energy and emerging markets to more defensive positions. We sold the emerging markets positions, raised cash (average weight over the period of about 5 percent) and moved to overweight positions in consumer staples, health care and telecommunication services. This transition in positioning helped to cushion the portfolio during the sharp market declines.

As of the end of the period, we believe that Europe has trailed the U.S. both in its economic cycle and in the recognition of the balance sheet losses that financials need to write down. We think Japan may be relatively safer because its direct exposure to bad credit appears limited, but it too would be hurt by the global slowdown of the next year. Additionally, Japan has low domestic consumption to bolster its top line growth, but corporations still have numerous ways they could improve asset turns and margins. Additionally, we like the Japanese yen in a deleveraging world. Asia, in our view, and the emerging markets may potentially offer a premium growth story in a world largely bereft of growth, but we will stay underweight the yen until we are more certain that the brunt of this storm has passed. We still believe in the structural case for commodities and energy, but again — that is a theme for a new economic cycle. We remain conservatively positioned.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 10/31/08
Nestle S.A (Registered Shares)	2.4%
BP PLC	2.0
Vodafone Group PLC	1.9
Total S.A.	1.8
Toyota Motor Corp.	1.8
GlaxoSmithKline PLC	1.7
Novartis AG (Registered Shares)	1.7
Telefonica S.A.	1.5
Roche Holding AG	1.5
Royal Dutch Shell PLC — (A Shares)	1.4
TOP FIVE COUNTRIES as of 10/31/08
Japan	28.0%
United Kingdom	21.3
France	9.9
Switzerland	8.2
Germany	6.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five countries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 65 percent of its assets in a diversified portfolio of international common stocks and other equity securities. The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., uses a "top-down" approach that emphasizes country and sector selection and weightings over individual stock selection. The Fund may also use derivative instruments as discussed in the Fund's prospectus. These derivative instruments will be counted toward the 65 percent policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment

Since Inception

Average Annual Total Returns—Period Ended October 31, 2008
Symbol	Class A Shares* (since 06/28/99) INLAX	Class B Shares** (since 06/28/99) INLBX	Class C Shares† (since 06/28/99) INLCX	Class I Shares†† (since 06/28/99) INLDX	Class R Shares# (since 03/31/08) INLRX	Class W Shares## (since 03/31/08) INLWX
1 Year	(44.19)%[3] (47.12)[4]	(44.49)%[3] (47.25)[4]	(44.50)%[3] (45.05)[4]	(44.16)%[3] —	— —	— —
5 Years	4.54[3] 3.42[4]	3.72[3] 3.37[4]	3.74[3] 3.74[4]	4.75[3] —	— —	— —
Since Inception	0.83[3] 0.25[4]	0.14[3] 0.14[4]	0.06[3] 0.06[4]	1.04[3] —	(34.44)%[3] —	(34.37)%[3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/msim or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Returns for periods less than one year are not annualized. Performance for Class A, Class B, Class C, Class I, Class R, and Class W shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion.

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I (formerly Class D) has no sales charge.

#  Class R has no sales charge.

##  Class W has no sales charge.

(1)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. As of June 2007, the MSCI EAFE Index consisted of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper International Large-Cap Core Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2008.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/08 – 10/31/08.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	05/01/08	10/31/08	05/01/08 – 10/31/08
Class A
Actual (–38.23% return)	$1,000.00	$617.70	$5.61
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.20	$7.00
Class B
Actual (–38.45% return)	$1,000.00	$615.50	$8.65
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.43	$10.79
Class C
Actual (–38.49% return)	$1,000.00	$615.10	$8.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.38	$10.84
Class I@@
Actual (–38.17% return)	$1,000.00	$618.30	$4.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.46	$5.74
Class R@@@
Actual (–38.36% return)	$1,000.00	$616.40	$6.66
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.89	$8.31
Class W@@@
Actual (–38.30% return)	$1,000.00	$617.00	$6.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.70	$7.51

  @  Expenses are equal to the Fund's annualized expense ratios of 1.38%, 2.13%, 2.14%, 1.13%, 1.64% and 1.48% for Class A, Class B, Class C, Class I, Class R and Class W shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

  @@@  Shares were first issued on March 31, 2008.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund's performance for the one-, three- and five-year periods ended December 31, 2007, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. The Board concluded that the Fund's performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Fund under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund's management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Fund's management fee and noted that the fee, as a percentage of the Fund's net assets, would decrease as net assets increase because of the breakpoint. The Board concluded that the Fund's management fee would reflect economies of scale as assets increase.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as sales charges on sales of Class A shares and "float" benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board also considered that, from time to time, the Adviser may, directly or indirectly, effect trades on behalf of certain Morgan Stanley Funds through various electronic communications networks or other alternative trading systems in which the Adviser's affiliates have ownership interests and/or board seats. The Board concluded that the fall-out benefits were relatively small and the sales charges and 12b-1 fees were competitive with those of other broker-dealers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs, but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008

NUMBER OF SHARES		VALUE
	Common Stocks (e) (91.4%)
	Australia (1.2%)
	Airlines
5,468	Virgin Blue Holdings Ltd.	$1,262
	Aluminum
7,791	Alumina Ltd. (c)	10,905
	Beverages: Alcoholic
15,985	Foster's Group Ltd.	60,938
	Beverages: Non-Alcoholic
4,213	Coca-Cola Amatil Ltd.	22,604
	Biotechnology
2,230	CSL Ltd.	54,352
	Building Products
16,251	CSR Ltd. (c)	23,463
	Casino/Gaming
3,127	TABCORP Holdings Ltd.	14,292
	Chemicals: Major Diversified
4,037	Orica Ltd.	52,252
	Construction Materials
8,286	Boral Ltd.	24,935
	Containers/Packaging
12,543	Amcor Ltd.	48,504
	Electric Utilities
5,790	Origin Energy Ltd.	60,482
	Engineering & Construction
1,853	Leighton Holdings Ltd. (c)	30,793
	Financial Conglomerates
1,577	Macquarie Group Ltd. (c)	31,146
4,240	Suncorp-Metway Ltd.	22,742
		53,888
	Food Retail
8,103	Woolworths Ltd.	150,103
	Gas Distributors
3,841	AGL Energy Ltd.	35,767

NUMBER OF SHARES		VALUE
	Industrial Conglomerates
1,500	Ansell Ltd.	$12,604
3,197	Wesfarmers Ltd. (c)	45,700
1,232	Wesfarmers Ltd. (PPS)	17,682
		75,986
	Investment Managers
10,399	AMP Ltd.	38,021
	Investment Trusts/Mutual Funds
18,249	Macquarie Infrastructure Group (Stapled Securities) (b)(c)	23,906
	Major Banks
2,342	Australia and New Zealand Banking Group Ltd.	27,205
1,933	Commonwealth Bank of Australia	52,571
2,591	National Australia Bank Ltd.	42,047
2,703	Westpac Banking Corp. (c)	37,253
		159,076
	Major Telecommunications
16,799	Telstra Corp., Ltd.	46,124
	Medical/Nursing Services
1,133	Sonic Healthcare Ltd.	10,349
	Miscellaneous Commercial Services
7,698	Brambles Ltd.	40,767
	Multi-Line Insurance
13,204	Insurance Australia Group Ltd.	33,483
	Oil & Gas Production
3,996	Santos Ltd.	36,384
3,592	Woodside Petroleum Ltd.	101,033
		137,417
	Oil Refining/Marketing
3,373	Caltex Australia Ltd.	21,088
	Other Metals/Minerals
23,097	BHP Billiton Ltd.	443,760
2,015	Rio Tinto Ltd.	104,263
		548,023

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Other Transportation
5,155	Asciano Group (Stapled Securities) (b)	$7,250
6,270	Transurban Group (Stapled Securities) (b)(c)	22,596
		29,846
	Precious Metals
3,316	Newcrest Mining Ltd.	46,114
	Property - Casualty Insurers
5,328	QBE Insurance Group Ltd. (c)	91,862
	Publishing: Newspapers
7,583	Fairfax Media Ltd. (c)	9,725
	Pulp & Paper
6,686	PaperlinX Ltd. (c)	6,264
	Real Estate Development
3,305	Lend Lease Corp., Ltd.	15,411
	Real Estate Investment Trusts
1,340	Stockland (Stapled Securities) (b)	3,621
	Steel
5,174	BlueScope Steel Ltd.	15,201
5,597	OneSteel Ltd.	12,900
		28,101
	Trucking
2,983	Toll Holdings Ltd.	11,918
	Total Australia	2,021,642
	Austria (0.1%)
	Major Banks
3,357	Erste Group Bank AG (c)	90,866
	Oil Refining/Marketing
2,575	OMV AG	82,781
	Total Austria	173,647
	Belgium (0.4%)
	Beverages: Alcoholic
1,715	InBev NV	69,145

NUMBER OF SHARES		VALUE
	Chemicals: Specialty
1,019	Solvay S.A.	$94,973
	Electronic Equipment/ Instruments
2,156	Agfa Gevaert NV (a)	9,018
	Financial Conglomerates
688	CNP-CIE NATL A PORTEFEUL	37,152
1,381	Groupe Bruxelles Lambert S.A.	101,156
		138,308
	Major Banks
3,221	KBC Groep NV	139,473
	Major Telecommunications
3,124	Belgacom S.A.	106,889
	Metal Fabrications
131	Bekaert NV	12,895
	Other Metals/Minerals
2,270	Umicore	40,677
	Pharmaceuticals: Other
2,303	UCB S.A.	58,905
	Total Belgium	670,283
	Bermuda (0.2%)
	Apparel/Footwear
7,000	Yue Yuen Industrial (Holdings) Ltd.	13,862
	Apparel/Footwear Retail
11,100	Esprit Holdings Ltd.	62,315
	Construction Materials
7,000	Cheung Kong Infrastructure Holdings Ltd.	25,417
	Contract Drilling
4,400	Seadrill Ltd.	42,185
	Hotels/Resorts/Cruiselines
12,713	Shangri-La Asia Ltd.	17,781

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Investment Banks/Brokers
269,063	REXCAPITAL Financial Holdings Ltd. (a)	$4,967
	Real Estate Development
5,384	Kerry Properties Ltd.	13,358
	Specialty Stores
17,346	Chow Sang Sang Holdings International Ltd.	7,705
	Wholesale Distributors
69,220	Li & Fung Ltd. (Hong Kong)	139,184
	Total Bermuda	326,774
	Brazil (0.2%)
	Department Stores
9,000	Lojas Renner S.A. (f)	66,467
	Food: Meat/Fish/Dairy
6,200	Perdigao S.A. (f)	90,088
	Major Banks
10,300	Banco do Brasil S.A. (f)	67,985
	Railroads
12,800	All America Latina Logistica (Units) (d)(f)	58,963
	Real Estate Development
13,200	Cyrela Brazil Realty S.A. (f)	62,877
2,640	Cyrela Commercial Properties S.A. (f)	6,422
		69,299
	Total Brazil	352,802
	Cayman Islands (0.1%)
	Agricultural Commodities/ Milling
52,650	Chaoda Modern Agriculture (Holdings) Ltd.	35,990
	Apparel/Footwear
28,000	Li Ning Co., Ltd.	34,056
98,900	Daphne International Holdings Ltd.	20,026
		54,082

NUMBER OF SHARES		VALUE
	Industrial Specialties
8,000	Kingboard Chemical Holdings Ltd.	$15,674
	Major Telecommunications
16,000	Hutchison Telecommunications International Ltd. (a)	17,321
	Real Estate Development
87,843	Agile Property Holdings Ltd.	28,591
44,000	China Resources Land Ltd.	45,290
82,000	New World China Land Ltd.	13,930
		87,811
	Total Cayman Islands	210,878
	Denmark (0.6%)
	Biotechnology
1,053	Novozymes A/S (B Shares)	74,984
	Electrical Products
1,886	Vestas Wind Systems A/S (a)	77,631
	Marine Shipping
25	A P Moller - Maersk A/S (B Shares)	144,794
	Pharmaceuticals: Major
11,146	Novo Nordisk A/S (B Shares)	596,651
	Telecommunication Equipment
7,769	GN Store Nord A/S (a)	16,983
	Trucking
2,250	DSV A/S (c)	27,108
	Total Denmark	938,151
	Finland (1.2%)
	Building Products
448	Uponor Oyj	4,277
	Electric Utilities
9,486	Fortum Oyj	233,503
	Engineering & Construction
2,296	Kone Oyj (B Shares)	51,393
	Food Retail
1,508	Kesko Oyj (B Shares) (c)	35,352

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Industrial Machinery
2,428	Metso Oyj	$32,316
	Information Technology Services
3,099	TietoEnator Oyj (c)	34,655
	Marine Shipping
649	Cargotec Corp. (B Shares)	9,014
	Oil Refining/Marketing
2,037	Neste Oil Oyj	32,277
	Other Metals/Minerals
2,897	Outokumpu Oyj	30,159
	Property - Casualty Insurers
5,897	Sampo Oyj (A Shares)	117,775
	Pulp & Paper
9,956	Stora Enso Oyj (Registered Shares)	93,372
8,222	UPM-Kymmene Oyj	116,482
		209,854
	Steel
1,336	Rautaruukki Oyj	21,865
	Telecommunication Equipment
71,669	Nokia Oyj	1,093,172
	Trucks/Construction/ Farm Machinery
904	Wartsila Oyj (c)	22,943
	Total Finland	1,928,555
	France (9.9%)
	Advertising/Marketing Services
1,763	Publicis Groupe (c)	39,720
	Aerospace & Defense
1,698	Thales S.A.	68,162
290	Zodiac S.A. (c)	11,345
		79,507
	Apparel/Footwear
1,148	Hermes International (c)	148,412
3,983	LVMH Moet Hennessy Louis Vuitton S.A.	265,746
		414,158

NUMBER OF SHARES		VALUE
	Auto Parts: O.E.M.
1,777	Valeo S.A. (c)	$30,874
	Automotive Aftermarket
2,069	Compagnie Generale des Etablissements Michelin (B Shares)	106,578
	Beverages: Alcoholic
2,333	Pernod Ricard S.A. (c)	151,994
	Broadcasting
3,187	Societe Television Francaise 1 (c)	40,874
	Building Products
5,358	Compagnie de Saint-Gobain (c)	206,890
	Chemicals: Specialty
5,639	Air Liquide S.A. (c)	486,040
	Construction Materials
687	Imerys S.A. (c)	31,145
3,350	Lafarge S.A. (c)	220,751
		251,896
	Department Stores
1,755	PPR (c)	111,771
	Electric Utilities
3,075	Electricite de France (EDF)	184,253
16,652	Suez S.A. (c)	719,711
		903,964
	Electrical Products
6,839	Schneider Electric S.A. (c)	411,393
	Electronics/Appliances
3,682	Thomson (a)(c)	5,182
	Engineering & Construction
10,193	Bouygues S.A.	434,247
4,906	Vinci S.A.	176,496
		610,743
	Financial Conglomerates
401	Eurazeo	24,099

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Food Retail
8,305	Carrefour S.A. (c)	$350,953
997	Casino Guichard-Perrachon S.A.	69,768
		420,721
	Food: Major Diversified
8,011	Groupe Danone	444,265
	Gas Distributors
16,020	GDF Suez	713,336
	Hotels/Resorts/Cruiselines
3,168	Accor S.A. (c)	123,432
	Household/Personal Care
2,183	L'Oreal S.A.	165,025
	Industrial Conglomerates
3,962	Alstom	196,922
	Information Technology Services
578	Atos Origin S.A.	13,434
3,295	Cap Gemini	106,100
		119,534
	Integrated Oil
52,515	Total S.A.	2,884,377
	Life/Health Insurance
848	CNP Assurances	68,326
	Major Banks
14,063	BNP Paribas	1,020,857
5,266	Societe Generale	289,143
		1,310,000
	Major Telecommunications
53,155	France Telecom S.A. (c)	1,341,348
	Media Conglomerates
27,935	Vivendi	730,666
	Medical Specialties
3,109	Essilor International S.A. (c)	139,592
	Metal Fabrications
655	Vallourec S.A.	73,659
	Miscellaneous Commercial Services
1,547	Sodexo	74,130

NUMBER OF SHARES		VALUE
	Motor Vehicles
1,825	PSA Peugeot Citroen (c)	$48,796
1,792	Renault S.A. (c)	55,026
		103,822
	Multi-Line Insurance
22,688	Axa	437,206
1,288	SCOR SE	21,150
		458,356
	Office Equipment/Supplies
724	Neopost S.A. (c)	60,573
	Oilfield Services/Equipment
1,947	Technip S.A.	58,213
	Other Consumer Specialties
302	Societe BIC S.A.	15,899
	Packaged Software
1,269	Dassault Systemes S.A. (c)	52,389
	Pharmaceuticals: Major
27,694	Sanofi-Aventis	1,743,129
	Publishing: Books/Magazines
3,247	Lagardere S.C.A.	129,099
	Real Estate Development
1,099	Unibail-Rodamco	164,425
	Regional Banks
9,296	Credit Agricole S.A.	135,535
	Telecommunication Equipment
46,646	Alcatel-Lucent (a)(c)	120,941
1,681	Safran S.A. (c)	21,261
		142,202
	Water Utilities
12,687	Veolia Environnement (c)	311,467
	Total France	16,056,125
	Germany (6.1%)
	Air Freight/Couriers
9,971	Deutsche Post AG (Registered Shares)	110,934

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Airlines
2,914	Deutsche Lufthansa AG (Registered Shares)	$40,936
	Apparel/Footwear
3,203	Adidas AG	112,067
155	Puma AG	25,890
		137,957
	Auto Parts: O.E.M.
1,609	Continental AG	66,226
	Chemicals: Agricultural
7,517	K+S AG	298,607
	Chemicals: Major Diversified
19,303	BASF SE	648,656
	Chemicals: Specialty
1,282	Altana AG	14,108
1,550	Linde AG	128,336
		142,444
	Department Stores
1,554	Arcandor AG (a)(c)	3,653
2,591	Metro AG	83,498
		87,151
	Electric Utilities
38,525	E.ON AG	1,470,374
8,416	RWE AG	699,698
		2,170,072
	Engineering & Construction
832	Hochtief AG	25,914
	Food: Specialty/Candy
6,407	Suedzucker AG (c)	71,704
	Hotels/Resorts/Cruiselines
1,859	TUI AG (c)	22,816
	Household/Personal Care
2,953	Beiersdorf AG	156,115
	Industrial Conglomerates
1,755	MAN AG	86,390
9,121	Siemens AG (Registered Shares)	545,703

NUMBER OF SHARES		VALUE
5,295	ThyssenKrupp AG	$102,342
		734,435
	Industrial Machinery
1,357	Heidelberger Druckmaschinen AG (c)	12,916
	Investment Banks/Brokers
5,019	Deutsche Boerse AG	400,764
	Major Banks
5,232	Commerzbank AG	56,033
2,201	Deutsche Bank AG (Registered Shares) (c)	83,611
689	Deutsche Postbank AG (c)	14,145
		153,789
	Major Telecommunications
55,106	Deutsche Telekom AG (Registered Shares)	820,227
	Medical Distributors
1,942	Celesio AG	57,657
	Medical/Nursing Services
4,349	Fresenius Medical Care AG & Co. KGaA	195,162
	Motor Vehicles
5,574	Bayerische Motoren Werke (BMW) AG	144,285
10,027	Daimler AG (Registered Shares)	346,226
1,282	Volkswagen AG (c)	818,220
		1,308,731
	Multi-Line Insurance
4,483	Allianz SE (Registered Shares)	335,728
2,147	Muenchener Rueckversicherungs- Gesellschaft AG (Registered Shares)	280,888
		616,616
	Packaged Software
19,453	SAP AG	691,637

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Pharmaceuticals: Major
1,000	Merck KGaA	$88,540
	Pharmaceuticals: Other
12,825	Bayer AG	703,884
	Semiconductors
5,977	Infineon Technologies AG (a)	18,938
	Total Germany	9,782,828
	Greece (0.4%)
	Casino/Gaming
3,620	OPAP S.A.	79,318
	Construction Materials
1,320	Titan Cement Company S. A.	22,725
	Major Banks
11,334	National Bank of Greece S.A.	252,455
	Regional Banks
8,671	Alpha Bank A.E.	127,948
6,788	EFG Eurobank Ergasias	74,681
7,125	Piraeus Bank S.A.	91,613
		294,242
	Total Greece	648,740
	Hong Kong (1.1%)
	Airlines
12,000	Cathay Pacific Airways Ltd.	14,732
	Broadcasting
4,000	Television Broadcasts Ltd.	11,039
	Electric Utilities
19,804	CLP Holdings Ltd.	134,480
16,000	Hongkong Electric Holdings Ltd.	86,386
		220,866
	Engineering & Construction
29,021	New World Development Co., Ltd.	24,397
	Financial Conglomerates
15,020	Wharf (Holdings) Ltd. (The)	29,499

NUMBER OF SHARES		VALUE
	Gas Distributors
53,838	Hong Kong & China Gas Co., Ltd.	$95,178
	Industrial Conglomerates
32,000	China Resources Enterprise Ltd.	62,806
24,926	Hutchison Whampoa Ltd.	136,439
10,500	Swire Pacific Ltd. (Class A)	73,266
		272,511
	Investment Banks/Brokers
12,000	Hong Kong Exchanges & Clearing Ltd.	122,672
	Major Banks
19,498	Bank of East Asia, Ltd. (The)	38,458
43,000	BOC Hong Kong (Holdings) Ltd.	48,168
8,400	Hang Seng Bank Ltd.	104,133
		190,759
	Major Telecommunications
43,637	PCCW Ltd.	16,329
	Other Consumer Services
234,000	China Travel International Investment Hong Kong Ltd.	32,821
	Railroads
17,308	MTR Corp., Ltd.	38,664
	Real Estate Development
18,000	Cheung Kong (Holdings) Ltd.	175,281
66,500	Hang Lung Properties Ltd.	160,682
8,000	Henderson Land Development Co., Ltd.	28,464
8,000	Hopewell Holdings Ltd.	24,433
7,708	Hysan Development Co., Ltd.	11,913
15,142	Sino Land Co., Ltd.	12,984
24,000	Sun Hung Kai Properties Ltd.	206,495
		620,252
	Real Estate Investment Trusts
20,741	Link REIT	36,134
	Total Hong Kong	1,725,853

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Indonesia (0.0%)
	Motor Vehicles
79,500	PT Astra International Tbk	$69,091
	Ireland (0.2%)
	Construction Materials
9,081	CRH PLC	202,504
	Major Banks
13,315	Allied Irish Banks PLC	72,581
	Total Ireland	275,085
	Italy (1.8%)
	Electric Utilities
61,624	Enel S.p.A.	413,658
	Integrated Oil
40,039	Eni S.p.A.	954,068
	Life/Health Insurance
3,821	Alleanza Assicurazioni S.p.A.	25,500
10,896	Assicurazioni Generali S.p.A.	274,658
		300,158
	Major Banks
133,629	Intesa Sanpaolo	489,102
112,849	UniCredit S.p.A.	275,853
		764,955
	Major Telecommunications
167,750	Telecom Italia S.p.A. (c)	193,104
	Motor Vehicles
7,887	Fiat S.p.A. (a)	62,727
	Oilfield Services/Equipment
4,029	Saipem S.p.A.	75,880
	Regional Banks
7,229	Banco Popolare Societa Cooperativa	90,167
7,680	Unione di Banche Italiane ScpA	129,327
		219,494
	Total Italy	2,984,044

NUMBER OF SHARES		VALUE
	Japan (28.0%)
	Advertising/Marketing Services
1,350	Asatsu - DK Inc. (c)	$30,100
	Agricultural Commodities/Milling
7,000	Nisshin Seifun Group Inc.	75,113
	Air Freight/Couriers
24,500	Nippon Express Co., Ltd.	100,275
8,035	Yamato Holdings Co., Ltd. (c)	88,372
		188,647
	Airlines
28,000	Japan Airlines Corp. (a)	63,713
	Apparel/Footwear
5,546	Onward Holdings Co., Ltd. (c)	40,187
2,000	Wacoal Holdings Corp. (c)	21,579
		61,766
	Apparel/Footwear Retail
2,400	Fast Retailing Co., Ltd. (c)	252,886
800	Shimamura Co., Ltd. (c)	55,434
		308,320
	Auto Parts: O.E.M.
19,000	Denso Corp.	375,208
6,059	NGK Spark Plug Co., Ltd.	57,757
2,400	Stanley Electric Co., Ltd.	31,141
2,700	Toyota Industries Corp.	61,750
		525,856
	Automotive Aftermarket
25,900	Bridgestone Corp. (c)	448,875
	Beverages: Alcoholic
11,800	Asahi Breweries, Ltd.	196,789
25,051	Kirin Holdings Co., Ltd.	274,209
8,000	Sapporo Holdings Ltd. (c)	43,678
5,000	Takara Holdings Inc.	24,146
		538,822
	Beverages: Non-Alcoholic
1,500	ITO EN, Ltd. (c)	24,057

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Broadcasting
13	Fuji Media Holdings, Inc.	$15,585
3,000	Tokyo Broadcasting System, Inc.	52,723
		68,308
	Building Products
6,862	JS Group Corp. (c)	91,336
9,500	Nippon Sheet Glass Company, Ltd. (c)	30,880
14,500	Toto Ltd. (c)	103,038
		225,254
	Chemicals: Agricultural
5,500	Nissan Chemical Industries, Ltd.	44,240
	Chemicals: Major Diversified
36,000	Asahi Kasei Corp.	137,502
26,500	Mitsubishi Chemical Holdings Corp. (c)	108,653
		246,155
	Chemicals: Specialty
6,000	Daicel Chemical Industries, Ltd.	21,626
13,546	Denki Kagaku Kogyo Kabushiki Kaisha	30,517
22,588	DIC Corp.	36,144
4,208	JSR Corp. (c)	48,812
8,000	Kaneka Corp. (c)	37,754
10,556	Kuraray Co., Ltd.	79,718
17,099	Mitsubishi Rayon Co., Ltd. (c)	37,327
14,500	Mitsui Chemicals, Inc. (c)	51,300
10,897	Shin-Etsu Chemical Co., Ltd.	570,269
19,000	Showa Denko K.K.	28,469
38,000	Sumitomo Chemical Co., Ltd.	115,184
16,000	Tosoh Corp. (c)	32,417
		1,089,537
	Commercial Printing/Forms
12,500	Dai Nippon Printing Co., Ltd.	147,201
13,000	Toppan Printing Co., Ltd.	95,304
		242,505

NUMBER OF SHARES		VALUE
	Computer Processing Hardware
49,000	Fujitsu Ltd.	$194,997
	Construction Materials
15,000	Taiheiyo Cement Corp.	17,880
	Containers/Packaging
5,617	Toyo Seikan Kaisha, Ltd.	70,158
	Department Stores
3,000	H20 Retailing Corp. (c)	18,486
10,887	Isetan Mitsukoshi Holdings Ltd. (a)(c)	103,721
10,500	J. Front Retailing Co., Ltd.	47,438
12,407	Marui Group Co., Ltd. (c)	77,039
9,540	Takashimaya Co., Ltd. (c)	74,466
		321,150
	Electric Utilities
14,500	Chubu Electric Power Co., Inc.	381,766
22,200	Kansai Electric Power Co., Inc. (The)	564,799
8,600	Kyushu Electric Power Co., Inc.	200,247
16,700	Tohoku Electric Power Co., Inc. (c)	379,474
26,100	Tokyo Electric Power Co., Inc. (The)	749,379
		2,275,665
	Electrical Products
4,000	Fuji Electric Holdings Co., Ltd. (c)	5,954
6,000	Fujikura Ltd.	17,555
19,500	Furukawa Electric Co., Ltd. (The) (c)	58,392
700	Mabuchi Motor Co., Ltd. (c)	27,473
7,500	Panasonic Electric Works Co., Ltd.	64,661
9,060	NGK Insulators, Ltd.	95,928
2,804	Nidec Corp. (c)	144,282
18,400	Sumitomo Electric Industries, Ltd.	147,818
1,100	Ushio Inc. (c)	14,930
		576,993

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Electronic Components
4,900	Alps Electric Co., Ltd.	$26,590
8,950	Citizen Holdings Co., Ltd. (c)	49,134
800	Hirose Electric Co., Ltd.	69,937
10,900	Hoya Corp. (c)	202,046
3,200	Ibiden Co., Ltd. (c)	61,368
5,300	Murata Manufacturing Co., Ltd.	183,677
7,500	Nippon Electric Glass Co., Ltd.	46,098
3,000	Taiyo Yuden Co., Ltd. (c)	14,217
3,452	TDK Corp. (c)	115,327
		768,394
	Electronic Equipment/ Instruments
26,904	Canon Inc.	925,808
847	Keyence Corp.	163,566
12,030	Konica Minolta Holdings, Inc.	78,312
4,300	Kyocera Corp.	251,198
56,500	Panasonic Corporation	878,543
57,552	Mitsubishi Electric Corp.	354,701
52,500	NEC Corp. (c)	157,763
13,000	Oki Electric Industry Co., Ltd. (c)(a)	10,707
5,804	Omron Corp.	82,325
16,432	Ricoh Co., Ltd.	174,787
3,000	Seiko Epson Corp. (c)	45,549
75,026	Toshiba Corp.	270,405
5,750	Yokogawa Electric Corp. (c)	26,516
		3,420,180
	Electronic Production Equipment
5,150	Advantest Corp. (c)	75,449
5,700	Tokyo Electron Ltd. (c)	188,441
		263,890
	Electronics/Appliance Stores
3,200	Yamada Denki Co., Ltd. (c)	173,407
	Electronics/Appliances
10,550	Casio Computer Co., Ltd. (c)	68,749
12,000	FUJIFILM Holdings Corp.	265,768
8,000	Nikon Corp.	111,746

NUMBER OF SHARES		VALUE
5,204	Pioneer Corp. (c)	$15,315
52,000	Sanyo Electric Co., Ltd. (a)(c)	77,835
22,500	Sharp Corp.	158,842
19,896	Sony Corp. (c)	455,188
		1,153,443
	Engineering & Construction
6,000	Chiyoda Corp. (c)	34,230
5,000	Comsys Holdings Corp.	36,205
8,546	JGC Corp.	90,713
35,000	Kajima Corp.	103,164
23,571	Obayashi Corp. (c)	114,461
7,000	Okumura Corp. (c)	27,329
23,000	Shimizu Corp. (c)	114,704
34,000	Taisei Corp. (c)	77,637
		598,443
	Finance/Rental/Leasing
820	Acom Co., Ltd. (c)	30,983
500	Aeon Credit Service Co., Ltd. (c)	5,432
600	Aiful Corp. (c)	2,854
2,100	Credit Saison Co., Ltd.	22,128
200	Mitsubishi UFJ Lease Finance Co., Ltd. (c)	4,876
260	Orix Corp.	27,595
1,050	Promise Co., Ltd. (c)	18,671
1,350	Takefuji Corp. (c)	11,007
		123,546
	Financial Conglomerates
288	Mizuho Financial Group, Inc. (c)	689,762
354	SBI Holdings Inc.	42,183
		731,945
	Food Retail
12,803	Aeon Co., Ltd. (c)	122,170
2,152	FamilyMart Co., Ltd.	85,948
1,903	Lawson, Inc.	93,734
20,900	Seven & I Holdings Co., Ltd.	585,354
		887,206

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Food: Meat/Fish/Dairy
8,000	Meiji Dairies Corp. (c)	$37,023
7,000	Nippon Meat Packers, Inc. (c)	97,100
3,700	Yakult Honsha Co., Ltd. (c)	93,390
		227,513
	Food: Specialty/Candy
20,000	Ajinomoto Co., Inc. (c)	175,067
5,500	Kikkoman Corp. (c)	54,914
7,000	Meiji Seika Kaisha, Ltd. (c)	29,085
2,400	Nissin Food HoldingsProducts Co., Ltd.	68,870
5,000	Yamazaki Baking Co., Ltd. (c)	66,959
		394,895
	Gas Distributors
45,000	Osaka Gas Co., Ltd.	161,441
52,000	Tokyo Gas Co., Ltd.	226,495
		387,936
	Home Building
4,556	Daito Trust Construction Co., Ltd.	191,405
24,000	Daiwa House Industry Co., Ltd.	211,644
15,072	Sekisui Chemical Co., Ltd.	87,525
28,046	Sekisui House, Ltd.	284,332
		774,906
	Household/Personal Care
16,500	Kao Corp.	476,978
9,500	Shiseido Company, Ltd. (c)	192,438
1,400	Unicharm Corp.	99,904
		769,320
	Industrial Conglomerates
87,000	Hitachi, Ltd.	404,011
32,500	Kawasaki Heavy Industries, Ltd. (c)	58,658
		462,669
	Industrial Machinery
8,553	Amada Co., Ltd.	39,921
5,000	Daikin Industries, Ltd. (c)	112,373

NUMBER OF SHARES		VALUE
5,150	Fanuc Ltd.	$349,539
29,530	IHI Corp.	36,543
99,550	Mitsubishi Heavy Industries, Ltd.	317,958
1,905	SMC Corp.	181,951
12,000	Sumitomo Heavy Industries, Ltd.	36,600
1,300	THK Co., Ltd. (c)	17,693
		1,092,578
	Industrial Specialties
33,500	Asahi Glass Co., Ltd.	214,610
5,600	Nitto Denko Corp.	123,178
		337,788
	Information Technology Services
1,900	CSK Holdings Corp.	15,846
1,100	IT Holdings Corp. (a)	12,071
900	Itochu Techno-Solutions Corp. (c)	21,468
3,550	Nomura Research Institute, Ltd.	57,751
38	NTT Data Corp.	124,581
280	OBIC Co., Ltd.	35,181
24,600	Softbank Corp.	240,120
		507,018
	Internet Software/Services
454	Yahoo Japan Corp. (c)	148,628
	Investment Banks/Brokers
74,000	Daiwa Securities Group Inc.	411,022
7,500	Matsui Securities Co., Ltd. (c)	48,290
53,750	Nomura Holdings, Inc.	499,769
24,000	Shinko Securities Co., Ltd.	58,511
		1,017,592
	Life/Health Insurance
2	Sony Financial Holdings Inc.	6,590
7,250	T&D Holdings, Inc.	278,942
		285,532

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Major Banks
43,000	Bank of Yokohama, Ltd. (The) (c)	$206,412
24,000	Chiba Bank, Ltd. (The)	116,831
20,623	Chuo Mitsui Trust Holdings, Inc.	81,119
25,000	Joyo Bank, Ltd. (The) (c)	117,273
252,360	Mitsubishi UFJ Financial Group, Inc.	1,554,029
142	Resona Holdings, Inc. (c)	146,421
35,500	Shinsei Bank, Ltd. (c)	53,942
22,000	Shizuoka Bank, Ltd. (The) (c)	192,156
182	Sumitomo Mitsui Financial Group, Inc. (c)	738,900
44,081	Sumitomo Trust & Banking Co., Ltd. (The)	205,000
		3,412,083
	Major Telecommunications
51	Nippon Telegraph & Telephone Corp.	209,317
	Marine Shipping
5,000	Mitsui O.S.K. Lines, Ltd. (c)	26,476
32,015	Nippon Yusen Kabushiki Kaisha	153,473
		179,949
	Medical Specialties
5,400	Olympus Corp. (c)	103,157
5,450	Terumo Corp.	229,742
		332,899
	Metal Fabrications
12,000	Minebea Co., Ltd.	32,021
53,000	Mitsubishi Materials Corp.	122,056
32,604	Mitsui Mining & Smelting Co., Ltd. (c)	59,210
19,553	NSK Ltd.	81,613
15,051	NTN Corp. (c)	56,050
		350,950

NUMBER OF SHARES		VALUE
	Miscellaneous Commercial Services
7,285	Secom Co., Ltd.	$281,993
1,190	USS Co., Ltd.	72,984
		354,977
	Miscellaneous Manufacturing
10,527	Ebara Corp. (c)	20,757
2,500	Kurita Water Industries Ltd. (c)	56,712
		77,469
	Motor Vehicles
44,909	Honda Motor Co., Ltd.	1,115,349
66,505	Nissan Motor Co., Ltd.	347,864
72,355	Toyota Motor Corp.	2,852,361
1,100	Yamaha Motor Co., Ltd.	12,080
		4,327,654
	Movies/Entertainment
1,750	Oriental Land Co., Ltd. (c)	124,143
2,850	TOHO Co., Ltd.	55,300
		179,443
	Office Equipment/Supplies
2,500	Kokuyo Co., Ltd. (c)	17,897
	Oil & Gas Production
15	INPEX Corporation	87,227
	Oil Refining/Marketing
44,000	Nippon Oil Corp.	182,177
5,800	Showa Shell Sekiyu K.K.	46,690
8,000	TonenGeneral Sekiyu K.K. (c)	67,583
		296,450
	Other Consumer Services
1,954	Benesse Corp.	82,242
	Other Metals/Minerals
16,595	Dowa Holdings Co., Ltd.	51,056
12,250	Nippon Mining Holdings, Inc.	37,934
28,500	Sumitomo Metal Mining Co., Ltd.	213,514
		302,504

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Other Transportation
3,000	Mitsubishi Logistics Corp.	$27,547
	Packaged Software
1,100	Fuji Soft Inc. (c)	18,436
1,250	Oracle Corp. Japan (c)	55,070
2,700	Trend Micro Inc. (c)	66,835
		140,341
	Personnel Services
1,200	Meitec Corp.	23,832
	Pharmaceuticals: Major
21,500	Takeda Pharmaceutical Co., Ltd.	1,083,549
	Pharmaceuticals: Other
12,800	Astellas Pharma Inc.	523,287
6,806	Chugai Pharmaceutical Co., Ltd. (c)	96,362
17,800	Daiichi Sankyo Co., Ltd.	364,261
6,003	Eisai Co., Ltd. (c)	197,334
8,032	Kyowa Hakko Kogyo Co., Ltd (c)	66,489
7,181	Shionogi & Co., Ltd.	121,857
4,959	Taisho Pharmaceutical Co., Ltd.	89,512
		1,459,102
	Property - Casualty Insurers
1,000	Aioi Insurance Company, Limited	4,066
23,868	Millea Holdings, Inc.	744,503
1,000	Tokio Marine Holdings, Inc.	6,132
27,000	Sompo Japan Insurance Inc.	192,254
		946,955
	Pulp & Paper
27	Nippon Paper Group, Inc. (c)	72,165
32,000	Oji Paper Co., Ltd.	122,210
		194,375
	Railroads
39	Central Japan Railway Co.	319,079
96	East Japan Railway Co.	682,183

NUMBER OF SHARES		VALUE
12,000	Keihin Electric Express Railway Co., Ltd. (c)	$92,676
8,000	Keio Corp. (c)	41,287
44,550	Kintetsu Corp. (c)	170,619
24,500	Tobu Railway Co., Ltd. (c)	125,355
27,000	Tokyu Corp.	105,649
16	West Japan Railway Co.	70,853
		1,607,701
	Real Estate Development
200	AEON Mall Co., Ltd.	4,891
3,450	Leopalace21 Corp. (c)	26,297
30,000	Mitsubishi Estate Co., Ltd.	528,075
21,500	Mitsui Fudosan Co., Ltd.	370,154
8,500	Sumitomo Realty & Development Co., Ltd. (c)	136,378
8,000	Tokyo Tatemono Co., Ltd. (c)	32,692
1,000	TOKYU LAND CORP	2,796
		1,101,283
	Real Estate Investment Trusts
2	Japan Prime Realty Investment Corporation (c)	3,563
15	Japan Real Estate Investment Corp.	133,247
14	Japan Retail Fund Investment Corp.	51,883
20	Nippon Building Fund Inc.	193,919
1	Nomura Real Estate Office Fund, Inc.	5,699
		388,311
	Recreational Products
2,700	Konami Corp. (c)	49,318
2,208	Nintendo Co., Ltd.	696,397
2,750	Shimano Inc. (c)	80,190
3,700	Yamaha Corp.	35,598
		861,503
	Regional Banks
10,500	77 Bank, Ltd. (The)	49,822
10,000	Bank of Kyoto, Ltd. (The) (c)	104,709
21,000	Fukuoka Financial Group, Inc.	68,574

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
1,000	Gunma Bank Ltd. (The)	$5,172
1,000	Hachijuni Bank Ltd. (The)	4,890
1,000	Hiroshima Bank Ltd. (The)	3,701
40,000	Hokuhoku Financial Group, Inc.	78,641
20,000	Nishi-Nippon City Bank, Ltd. (The) (c)	43,260
1	Sapporo Hokuyo Holdings Inc.	4,383
1,000	Suruga Bank Ltd.	9,291
		372,443
	Semiconductors
1,500	NEC Electronics Corp. (a)(c)	15,260
3,605	Rohm Co., Ltd.	170,405
4,000	Sanken Electric Co., Ltd (c)	14,277
		199,942
	Specialty Insurance
12,300	Mitsui Sumitomo insurance Group Holdings, Inc. (a)	350,524
	Specialty Stores
2,300	Shimachu Co., Ltd.	53,536
5,000	UNY Co., Ltd.	39,248
		92,784
	Steel
9,600	JFE Holdings, Inc. (c)	251,670
49,000	Kobe Steel, Ltd.	79,059
125,108	Nippon Steel Corp.	418,089
75,000	Sumitomo Metal Industries, Ltd.	199,340
		948,158
	Textiles
4,571	Nisshinbo Industries, Inc. (c)	26,966
23,608	Teijin Ltd.	60,776
36,000	Toray Industries, Inc. (c)	166,843
		254,585
	Tobacco
112	Japan Tobacco Inc.	397,693

NUMBER OF SHARES		VALUE
	Trucks/Construction/ Farm Machinery
1,000	Hitachi Construction Machinery Co., Ltd. (c)	$11,426
30,200	Komatsu Ltd.	327,924
42,000	Kubota Corp.	215,822
		555,172
	Wholesale Distributors
42,051	Itochu Corp.	227,066
59,550	Marubeni Corp.	236,058
38,800	Mitsubishi Corp.	644,001
48,000	Mitsui & Co., Ltd.	461,415
28,500	Sumitomo Corp.	255,579
		1,824,119
	Wireless Telecommunications
66	NTT DoCoMo, Inc.	104,713
	Total Japan	45,310,633
	Luxembourg (0.3%)
	Investment Trusts/ Mutual Funds
1,178	Reinet Investments SCA (a)	12,135
	Oilfield Services/Equipment
4,900	Acergy S.A.	34,229
	Steel
15,516	ArcelorMittal (c)	402,668
	Total Luxembourg	449,032
	Mexico (0.2%)
	Discount Stores
50,850	Wal-Mart de Mexico S.A.B. de C.V. (Series V) (f)	135,745
	Home Building
2,600	Desarrolladora Homex S.A.B. de C.V. (ADR) (a)(c)(f)	60,528
14,300	Urbi, Desarrollos Urbanos, S.A.B. de C.V. (a)(f)	21,104
		81,632

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Real Estate Development
28,100	Corporacion GEO, S.A.B. de C.V. (Series B) (a)(f)	$38,872
	Total Mexico	256,249
	Netherlands (2.3%)
	Aerospace & Defense
5,007	European Aeronautic Defence and Space Co. (c)	83,338
	Air Freight/Couriers
8,661	TNT N.V.	181,329
	Beverages: Alcoholic
6,238	Heineken N.V.	210,498
	Chemicals: Major Diversified
2,090	Koninklijke DSM N.V.	58,156
	Construction Materials
6,557	James Hardie Industries N.V. (CDI)	18,603
	Electronic Equipment/ Instruments
1,904	Oce N.V. (c)	8,891
	Electronic Production Equipment
7,231	ASML Holding N.V.	126,192
	Financial Conglomerates
23,274	ING Groep N.V. (Dutch Certificates)	215,187
	Food Retail
13,755	Koninklijke Ahold NV	147,547
	Food: Major Diversified
46,688	Unilever N.V. (Share Certificates) (c)	1,125,547
	Industrial Conglomerates
12,525	Koninklijke (Royal) Philips Electronics N.V. (c)	231,242
	Industrial Specialties
3,661	Akzo Nobel N.V. (c)	152,337
	Life/Health Insurance
33,015	Aegon N.V.	135,261

NUMBER OF SHARES		VALUE
	Major Telecommunications
38,559	Koninklijke (Royal) KPN N.V.	$542,556
	Oilfield Services/Equipment
1,326	Furgo N.V. (Share Certificates)	47,974
3,275	SBM Offshore N.V. (c)	57,563
		105,537
	Personnel Services
395	Randstad Holding N.V. (c)	7,681
	Publishing: Books/Magazines
8,953	Reed Elsevier N.V. (c)	119,799
5,806	Wolters Kluwer N.V.	102,858
		222,657
	Semiconductors
14,956	STMicroelectronics N.V.	122,826
	Total Netherlands	3,695,385
	Norway (0.8%)
	Chemicals: Agricultural
8,815	Yara International ASA (c)	184,068
	Engineering & Construction
3,760	Aker Solutions ASA (c)	20,496
	Financial Conglomerates
8,333	DnB NOR ASA	48,105
	Food: Specialty/Candy
15,690	Orkla ASA	104,354
	Industrial Conglomerates
15,651	Norsk Hydro ASA	65,800
	Integrated Oil
29,092	StatoilHydro ASA	581,862
	Major Telecommunications
23,459	Telenor ASA	139,705
	Marine Shipping
6,660	Prosafe Production Public Limited (a)(c)	16,520
	Miscellaneous Manufacturing
515	Tomra Systems ASA (c)	2,393

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Other (0.0%)
	Oilfield Services/Equipment
6,660	Prosafe SE	$24,650
	Telecommunication Equipment
6,017	Tandberg ASA (c)	74,491
	Total Norway	1,262,444
	Portugal (0.2%)
	Electric Utilities
38,947	Energias de Portugal, S.A.	134,176
	Major Telecommunications
17,109	Portugal Telecom, SGPS, S.A. (Registered Shares)	113,164
	Other Transportation
6,851	Brisa (c)	52,867
	Regional Banks
53,608	Banco Comercial Portugues, S.A. (Registered Shares) (c)	63,096
	Total Portugal	363,303
	Russia (0.1%)
	Electric Utilities
434	RAO Unified Energy System of Russia (Registered GDR) (a)	23,788
	Food: Meat/Fish/Dairy
1,700	Wimm-Bill-Dann Foods (ADR) (c)(f)	74,698
	Total Russia	98,486
	Singapore (1.1%)
	Aerospace & Defense
31,334	Singapore Technologies Engineering Ltd.	49,599
	Air Freight/Couriers
36,000	Singapore Post Ltd.	17,185
	Airlines
12,277	Singapore Airlines Ltd.	92,621
	Electronic Components
6,740	Venture Corp., Ltd.	24,509

NUMBER OF SHARES		VALUE
	Hospital/Nursing Management
14,000	Parkway Holdings Ltd.	$15,001
	Industrial Conglomerates
32,000	Fraser & Neave Ltd.	59,942
26,000	Keppel Corp. Ltd.	80,090
		140,032
	Investment Banks/Brokers
18,490	Singapore Exchange Ltd. (c)	65,056
	Major Banks
25,413	DBS Group Holdings Ltd.	194,551
57,093	Oversea-Chinese Banking Corp., Ltd.	191,489
		386,040
	Major Telecommunications
166,630	Singapore Telecommunications Ltd.	280,363
	Marine Shipping
18,000	Neptune Orient Lines Ltd. (c)	15,103
	Miscellaneous Commercial Services
15,946	Raffles Education Corp., Ltd. (c)	6,077
	Other Transportation
45,089	ComfortDelGro Corp., Ltd.	36,836
	Publishing: Newspapers
35,350	Singapore Press Holdings Ltd. (c)	76,861
	Real Estate Development
28,000	Capitaland Ltd.	55,304
12,462	City Developments Ltd. (c)	54,229
9,000	Keppel Land Ltd. (c)	11,492
6,000	Singapore Land Ltd. (c)	13,475
14,683	UOL Group Ltd.	18,986
		153,486
	Real Estate Investment Trusts
23,000	Ascendas Real Estate Investment Trust	24,810
20,704	CapitaMall Trust (c)	27,109

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
4,800	K-REIT Asia	$2,521
		54,440
	Regional Banks
26,508	United Overseas Bank Ltd.	236,085
	Specialty Stores
5,031	Jardine Cycle & Carriage Ltd.	31,965
	Trucks/Construction/ Farm Machinery
20,000	Cosco Corp Ltd. (c)	10,768
19,511	SembCorp Industries Ltd.	32,906
18,400	SembCorp Marine Ltd. (c)	22,434
		66,108
	Total Singapore	1,747,367
	South Africa (0.0%)
	Pulp & Paper
4,693	Mondi Ltd. (c)	19,521
	Spain (3.6%)
	Apparel/Footwear Retail
11,858	Industria de Diseno Textil, S.A. (c)	400,602
	Broadcasting
1,557	Antena 3 de Television S.A. (c)	8,322
	Electric Utilities
71,085	Iberdola S.A.	514,321
7,630	Union Fenosa S.A. (c)	161,771
		676,092
	Engineering & Construction
572	Acciona S.A. (c)	54,228
3,694	ACS, Actividades de Construccion y Servicios, S.A. (c)	136,988
2,457	Cintra Concesiones de Infraestructuras de Transporte S.A.	21,855
395	Fomento de Construcciones y Contratas S.A. (c)	15,694
740	Grupo Ferrovial, S.A.	22,811
		251,576

NUMBER OF SHARES		VALUE
	Gas Distributors
3,751	Gas Natural SDG, S.A. (c)	$116,984
	Information Technology Services
762	Indra Sistemas, S.A. (c)	14,913
	Integrated Oil
20,252	Repsol YPF, S.A.	386,181
	Major Banks
28,201	Banco Bilbao Vizcaya Argentaria, S.A. (c)	327,424
74,849	Banco Santander S.A. (c)	809,606
		1,137,030
	Major Telecommunications
134,104	Telefonica S.A. (c)	2,480,549
	Other Transportation
4,825	Abertis Infraestructuras S.A.	82,865
	Property - Casualty Insurers
11,100	Mapfre S.A. (c)	35,304
	Real Estate Development
891	Sacyr Vallehermoso S.A. (c)	8,227
	Regional Banks
18,043	Banco Popular Espanol S.A. (c)	164,895
	Steel
2,621	Acerinox, S.A. (c)	33,187
	Total Spain	5,796,727
	Sweden (1.8%)
	Advertising/Marketing Services
3,361	Eniro AB (c)	7,847
	Apparel/Footwear Retail
7,246	Hennes & Mauritz AB (B Shares) (c)	261,657
	Broadcasting
1,407	Modern Times Group AB (B Shares)	30,511
	Electronics/Appliances
4,900	Electrolux AB (B Shares) (c)	45,047

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Engineering & Construction
7,162	Skanska AB (B Shares)	$62,987
	Financial Conglomerates
7,705	Investor AB-B Shares	115,840
	Household/Personal Care
13,358	Svenska Cellulosa AB (B Shares)	99,267
	Industrial Machinery
2,000	Alfa Laval AB (c)	14,417
5,940	Assa Abloy AB (B Shares) (c)	66,487
36,120	Atlas Copco AB (A Shares) (c)	301,923
7,444	Atlas Copco AB (B Shares)	55,828
16,445	Sandvik AB (c)	106,835
		545,490
	Major Banks
10,538	Svenska Handelsbanken AB (A Shares)	192,961
	Major Telecommunications
3,992	Tele2 AB (B Shares)	34,396
49,970	TeliaSonera AB	220,281
		254,677
	Medical Specialties
4,160	Getinge AB (B Shares)	58,430
	Miscellaneous Commercial Services
1,600	Securitas AB (B Shares)	15,400
2,000	Securitas Systems AB	2,005
		17,405
	Oil & Gas Production
5,026	Lundin Petroleum AB (a)	24,175
	Pulp & Paper
1,250	Holmen AB (B Shares) (c)	35,630
	Regional Banks
37,468	Nordea Bank AB	300,457
	Steel
3,977	SSAB Svenskt Stal AB (Series A)	40,549

NUMBER OF SHARES		VALUE
	Telecommunication Equipment
67,708	Telefonaktiebolaget LM Ericsson (B Shares)	$477,459
	Tobacco
6,493	Swedish Match AB	89,511
	Tools/Hardware
4,900	Husqvarna AB (B Shares) (c)	34,345
	Trucks/Construction/ Farm Machinery
11,185	Volvo AB (A Shares) (c)	58,664
17,750	Volvo AB (B Shares) (c)	93,381
		152,045
	Total Sweden	2,846,290
	Switzerland (8.2%)
	Biotechnology
907	Lonza Group AG (Registered Shares)	75,498
	Building Products
778	Geberit AG (Registered Shares)	80,907
969	Schindler Holding AG (Participation Certificates)	42,332
		123,239
	Chemicals: Agricultural
2,954	Syngenta AG (Registered Shares)	550,933
	Chemicals: Specialty
1,354	Ciba Holding AG	56,396
	Computer Peripherals
3,938	Logitech Intenational S.A. (Registered Shares) (a)	59,243
	Construction Materials
4,328	Holcim Ltd. (Registered Shares)	246,746
	Electronic Equipment/ Instruments
984	Kudelski S.A. (Bearer Shares)	10,391

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Financial Conglomerates
12,267	UBS AG (Registered Shares)	$209,310
	Food: Major Diversified
99,008	Nestle S.A. (Registered Shares)	3,859,278
	Household/Personal Care
127	Givaudan S.A. (Registered Shares)	87,031
	Industrial Conglomerates
32,592	ABB Ltd. (Registered Shares)	430,941
146	OC Oerlikon Corp. AG (Registered Shares) (a)	11,316
		442,257
	Investment Banks/Brokers
3,064	Julius Baer Holding AG (Registered Shares)	120,612
	Life/Health Insurance
424	Swiss Life Holding AG (Registered Shares) (a)	38,416
	Major Banks
17,919	Credit Suisse Group (Registered Shares)	683,906
	Major Telecommunications
581	Swisscom AG (Registered Shares)	177,689
	Medical Specialties
2,730	Nobel Biocare Holding AG (Registered Shares)	46,980
178	Straumann Holding AG (Registered Shares)	30,439
1,355	Synthes, Inc.	174,952
		252,371
	Miscellaneous Commercial Services
22	SGS SA (Registered Shares)	21,729
	Multi-Line Insurance
634	Baloise Holding AG (Registered Shares)	34,083

NUMBER OF SHARES		VALUE
2,226	Zurich Financial Services AG (Registered Shares)	$450,263
		484,346
	Other Consumer Specialties
8,607	Compagnie Financiere Richemont S.A. (A Bearer Shares)	183,005
519	Swatch Group AG (Bearer Shares)	81,175
1,148	Swatch Group AG (Registered Shares)	33,396
		297,576
	Personnel Services
238	Adecco S.A. (Registered Shares)	8,320
	Pharmaceuticals: Major
53,453	Novartis AG (Registered Shares)	2,704,115
16,087	Roche Holding AG	2,462,369
		5,166,484
	Property - Casualty Insurers
8,036	Swiss Re (Registered Shares)	334,800
	Total Switzerland	13,306,571
	United Kingdom (21.3%)
	Advertising/Marketing Services
47,264	WPP Group PLC	285,544
12,062	Yell Group PLC	11,949
		297,493
	Aerospace & Defense
62,075	BAE Systems PLC	348,738
21,833	Cobham PLC	66,104
10,426	Meggitt PLC	22,895
36,657	Rolls-Royce Group PLC (a)	194,431
		632,168
	Airlines
14,329	British Airways PLC	31,461

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Apparel/Footwear
7,072	Burberry Group PLC	$31,325
	Auto Parts: O.E.M.
10,171	GKN PLC	19,624
2,453	TI Automotive Ltd. (A Shares) (a)	0
		19,624
	Beverages: Alcoholic
76,098	Diageo PLC	1,165,611
5,753	SABMiller PLC	91,655
		1,257,266
	Broadcasting
122,532	ITV PLC	58,768
	Cable/Satellite TV
34,381	British Sky Broadcasting Group PLC	209,632
	Casino/Gaming
9,958	Ladbrokes PLC	25,404
7,263	William Hill PLC	22,428
		47,832
	Catalog/Specialty Distribution
10,876	Home Retail Group PLC	34,718
	Chemicals: Major Diversified
3,408	Johnson Matthey PLC	51,168
	Containers/Packaging
10,347	Rexam PLC	62,725
	Department Stores
21,582	Marks & Spencer Group PLC	76,128
3,491	Next PLC (c)	59,280
		135,408
	Electric Utilities
5,345	International Power PLC	19,132
90,982	National Grid PLC	1,033,062
28,994	Scottish & Southern Energy PLC	568,350
2,445	United Utilities Group PLC	27,590
		1,648,134

NUMBER OF SHARES		VALUE
	Electronics/Appliance Stores
26,580	DSG International PLC (c)	$13,896
4,063	Kesa Electricals PLC	5,203
		19,099
	Engineering & Construction
6,913	AMEC PLC	57,600
10,421	Balfour Beatty PLC	41,797
		99,397
	Financial Conglomerates
94,210	Lloyds TSB Group PLC	305,916
50,526	Old Mutual PLC	41,090
		347,006
	Financial Publishing/Services
5,187	Thomson Reuters PLC (c)	89,675
	Food Retail
26,917	Sainsbury (J) PLC	123,113
145,756	Tesco PLC	796,729
		919,842
	Food: Major Diversified
43,095	Unilever PLC	971,592
	Food: Specialty/Candy
30,280	Cadbury PLC	278,253
16,542	Tate & Lyle PLC	98,104
		376,357
	Gas Distributors
76,961	Centrica PLC	378,326
	Home Building
3,603	Barratt Developments PLC (c)	4,470
1,777	Berkeley Group Holdings PLC (The) (Units) (a)(d)	21,405
3,901	Persimmon PLC (c)	18,852
17,270	Taylor Wimpey PLC	2,783
		47,510
	Home Improvement Chains
16,731	Kingfisher PLC	30,731

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Hotels/Resorts/Cruiselines
2,950	Carnival PLC	$64,463
6,141	InterContinental Hotels Group PLC	52,083
		116,546
	Household/Personal Care
33,259	Reckitt Benckiser Group PLC	1,397,916
	Industrial Conglomerates
7,012	Smiths Group PLC	90,197
18,353	Tomkins PLC	33,858
		124,055
	Information Technology Services
5,721	Invensys PLC (a)	14,234
25,495	LogicaCMG PLC	28,242
15,724	Misys PLC	27,925
		70,401
	Integrated Oil
69,084	BG Group PLC	1,016,303
388,554	BP PLC	3,211,043
84,913	Royal Dutch Shell PLC (A Shares)	2,321,547
53,836	Royal Dutch Shell PLC (B Shares)	1,438,928
		7,987,821
	Investment Banks/Brokers
3,493	Close Brothers Group PLC	30,350
1,519	ICAP PLC	7,561
869	London Stock Exchange Group PLC	7,822
		45,733
	Investment Managers
6,149	3i Group PLC	53,726
34,340	Man Group PLC	197,040
2,418	Schroders PLC	31,075
		281,841
	Life/Health Insurance
62,385	Aviva PLC	374,090
49,144	Friends Provident PLC	56,097

NUMBER OF SHARES		VALUE
45,244	Prudential PLC	$232,263
12,741	Standard Life PLC	49,022
		711,472
	Major Banks
97,155	Barclays PLC	286,126
57,739	HBOS PLC	94,107
104,374	HSBC Holdings PLC (Registered Shares)	1,259,843
230,481	Royal Bank of Scotland Group PLC	254,198
11,161	Standard Chartered PLC	185,300
		2,079,574
	Major Telecommunications
229,097	BT Group PLC	431,828
	Medical Specialties
25,628	Smith & Nephew PLC	234,854
	Metal Fabrications
739	Melrose PLC	1,063
	Miscellaneous Commercial Services
10,545	BBA Aviation PLC	13,580
10,926	Experian Group Ltd.	60,118
4,556	G4S PLC	13,739
5,673	Rentokil Initial PLC	4,112
1,852	Serco Group PLC	11,020
		102,569
	Miscellaneous Manufacturing
8,325	IMI PLC	37,014
	Multi-Line Insurance
160,135	Legal & General Group PLC	185,164
32,152	Royal & Sun Alliance Insurance Group PLC	71,590
		256,754
	Other Metals/Minerals
21,355	Anglo American PLC	527,383
34,548	BHP Billiton PLC	586,312
15,864	Rio Tinto PLC	739,822

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
10,703	Xstrata PLC	$182,090
		2,035,607
	Other Transportation
3,603	Arriva PLC	35,010
9,153	FirstGroup PLC	60,536
9,091	Stagecoach Group PLC	27,088
		122,634
	Packaged Software
33,514	Sage Group PLC (The)	93,383
	Personnel Services
1,773	Capita Group PLC	18,257
4,987	Hays PLC	5,482
		23,739
	Pharmaceuticals: Major
41,172	AstraZeneca PLC	1,750,429
141,982	GlaxoSmithKline PLC	2,736,843
		4,487,272
	Publishing: Books/Magazines
16,862	Pearson PLC	165,289
23,068	Reed Elsevier PLC	202,616
		367,905
	Publishing: Newspapers
7,603	Daily Mail and General Trust PLC	35,776
6,167	United Business Media Ltd.	39,941
		75,717
	Pulp & Paper
7,623	Bunzl PLC	76,491
11,731	Mondi PLC	42,588
		119,079
	Railroads
3,313	National Express Group PLC	30,562
	Restaurants
35,655	Compass Group PLC	166,800
4,485	Punch Taverns PLC	11,437
3,327	Whitbread PLC	47,924
		226,161

NUMBER OF SHARES		VALUE
	Retail - Specialty
12,576	Enterprise Inns PLC	$19,657
	Semiconductors
30,903	ARM Holdings PLC	48,151
2,965	CSR PLC (c)(a)	9,733
		57,884
	Specialty Stores
7,209	Galiform PLC (c)	2,623
	Tobacco
48,996	British American Tobacco PLC	1,345,556
15,446	Imperial Tobacco Group PLC	415,359
		1,760,915
	Utilities
9,721	Severn Trent PLC	214,489
	Wholesale Distributors
16,483	Electrocomponents PLC (c)	37,893
11,167	Wolseley PLC	61,304
		99,197
	Wireless Telecommunications
1,565,071	Vodafone Group PLC	3,014,581
	Total United Kingdom	34,428,103
	United States (0.0%)
	Specialty Stores
1,148	Signet Jewelers Ltd. (c)(f)	11,684
	Total Common Stocks (Cost $186,042,177)	147,756,293
	Preferred Stocks (e) (0.3%)
	Brazil (0.0%)
	Food: Meat/Fish/Dairy
22,666	Sadia S.A.	45,196

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES		VALUE
	Germany (0.2%)
	Electric Utilities
634	RWE AG NV	$39,852
	Household/Personal Care
3,447	Henkel AG & Co. KGaA	99,765
	Motor Vehicles
1,632	Porsche Automobil Holding SE (c)	143,839
1,157	Volkswagen AG	71,428
		215,267
	Total Germany	354,884
	Japan (0.0%)
	Beverages: Non-Alcoholic
509	ITO EN, Ltd.	5,528
	Total Preferred Stocks (Cost $756,981)	405,608
NUMBER OF RIGHTS
	Japan (0.0%)
	Other Metals/Minerals
22,095	Dowa Mining Co. (Cost $0) (a)	0

NUMBER OF WARRANTS		EXPIRATION DATE
	Malaysia (0.0%)
	Hotels/Resorts/ Cruiselines
12,370	IJM LAND BHD WARRANT (Cost $6,453)	9/11/13	610

PRINCIPAL AMOUNT IN THOUSANDS		VALUE
	Short-Term Investments (22.1%)
	Securities held as Collateral on Loaned Securities (12.5%)
	Repurchase Agreements (3.8%)
$3,921	Deutsche Bank Securities (0.60% dated 10/31/08, due 11/03/08; proceeds $3,921,367) fully collateralized by convertible bonds at the date of this Portfolio of Investments as follows: Conmed Corp 2.50%, due 11/15/24 and Hologic Inc. 2.00% due 12/15/37; valued at $4,080,144	$3,921,302
1,318	Banc of America Securities LLC (0.25% dated 10/31/08, due 11/03/08; proceeds $1,317,623) fully collateralized by U.S. Government Agency security at the date of this Portfolio of Investments as follows: FNMA 5.00%, due 04/01/35; valued at $1,345,838	1,317,613
840	Banc of America Securities LLC (0.60% dated 10/31/08, due 10/03/08; proceeds $840,293) fully collateralized by common stocks at the date of this Portfolio of Investments as follows: Pfizer Inc. valued at $887,402	840,279
	Total Repurchase Agreements (Cost $6,079,194)	6,079,194

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

NUMBER OF SHARES (000)			VALUE
	Investment Company (g) (8.7%)
14,118	Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio - Institutional Class (Cost $14,117,582)		$14,117,582
	Total Securities held as Collateral on Loaned Securities (Cost $20,196,776)		20,196,776
	Investment Company (g) (9.6%)
16,126	Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio - Institutional Class (Cost $15,544,538)		15,544,538
	Total Short-Term Investments (Cost $35,741,314)		35,741,314
Total Investments (Cost $222,546,925) (h)(i)		113.8%	183,903,825
Liabilities in Excess of Other Assets		(13.8)	(22,224,119)
Net Assets		100.0%	$161,679,706

  ADR  American Depositary Receipt.

  CDI  CHESS Depositary Interest.

  GDR  Global Depositary Receipt.

  PPS  Price Protected Share.

  (a)  Non-income producing security.

  (b)  Comprised of securities in separate entities that are traded as a single stapled security.

  (c)  All or a portion of this security was on loan at October 31, 2008.

  (d)  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (e)  Securities with total market value equal to $147,466,468 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (f)  Security noted was not fair valued in accordance with (e) above.

  (g)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio — Institutional Class.

  (h)  Securities have been designated as collateral in an amount equal to $80,600,117 in connection with open forward foreign currency contracts and open futures contracts.

  (i)  The aggregate cost for federal income tax purposes is $225,951,674. The aggregate gross unrealized appreciation is $10,151,228 and the aggregate gross unrealized depreciation is $52,199,077, resulting in net unrealized deprecation of $42,047,849.

Futures Contracts Open at October 31, 2008:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY, MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
81	Long	FTSE 100 Index Future	$5,707,686	$(147,307)
		December/2008
17	Long	DAX Index Future	2,743,630	(198,686)
		December/2008
26	Long	HANG SENG Index Future	2,336,630	270,790
		November/2008
18	Short	TOPIX Index Future	(1,560,451)	4,611
		December/2008
87	Short	DJ Euro Stoxx 50 Future	(2,874,164)	109,506
		December/2008
		Net Unrealized Appreciation		$38,914

See Notes to Financial Statements

Morgan Stanley International Fund

Portfolio of Investments  ■  October 31, 2008 continued

Forward Foreign Currency Contracts Open at October 31, 2008:

CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
	$2,051,040	EUR	1,584,048	11/03/08	$(32,090)
	$1,333,219	GBP	812,503	11/03/08	(25,620)
	$136,508	NOK	900,000	11/03/08	(2,884)
EUR	5,306,988		$7,486,674	12/11/08	731,397
	$24,104,748	EUR	17,040,456	12/11/08	(2,413,914)
EUR	2,575,527		$3,644,010	12/11/08	365,616
	$22,879,336	EUR	16,192,029	12/11/08	(2,268,468)
	$7,661,248	EUR	5,444,650	12/11/08	(730,742)
EUR	30,385,536		$42,877,029	12/11/08	4,199,214
	$10,898,638	EUR	7,725,695	12/11/08	(1,064,584)
EUR	5,695,522		$8,047,944	12/11/08	798,101
	$6,122,864	EUR	4,334,014	12/11/08	(606,088)
EUR	486,563		$712,815	12/11/08	93,468
GBP	1,246,424		$2,190,203	12/11/08	189,155
	$1,372,418	GBP	783,120	12/11/08	(115,172)
GBP	966,141		$1,552,643	12/11/08	1,570
	$1,246,039	JPY	123,220,803	12/11/08	7,041
JPY	124,222,672		$1,163,134	12/11/08	(100,134)
JPY	270,920		$2,536	12/11/08	(218)
				Net Unrealized Depreciation	$(974,352)

Currency Abbreviations:

GBP  British Pound.

EUR  Euro.

JPY  Japanese Yen.

NOK  Norwegian Krone.

See Notes to Financial Statements

Morgan Stanley International Fund

Summary of Investments  ■  October 31, 2008

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Short-Term Investments	$35,741,314	19.4%
Pharmaceuticals: Major	13,165,625	7.2
Integrated Oil	12,794,309	7.0
Major Banks	11,093,533	6.0
Electric Utilities	8,800,252	4.8
Major Telecommunications	7,171,190	3.9
Food: Major Diversified	6,400,682	3.5
Motor Vehicles	6,087,292	3.3
Electronic Equipment/ Instruments	3,448,480	1.9
Wireless Telecommunications	3,119,294	1.7
Other Metals/Minerals	2,956,970	1.6
Household/Personal Care	2,774,439	1.5
Industrial Conglomerates	2,745,909	1.5
Food Retail	2,560,771	1.4
Beverages: Alcoholic	2,288,663	1.2
Real Estate Development	2,273,034	1.2
Tobacco	2,248,119	1.2
Pharmaceuticals: Other	2,221,891	1.2
Wholesale Distributors	2,062,500	1.1
Financial Conglomerates	1,913,187	1.0
Chemicals: Specialty	1,869,390	1.0
Multi-Line Insurance	1,849,555	1.0
Telecommunication Equipment	1,804,307	1.0
Regional Banks	1,786,247	1.0
Investment Banks/Brokers	1,777,396	1.0
Engineering & Construction	1,776,139	1.0
Railroads	1,735,890	0.9
Gas Distributors	1,727,527	0.9
Industrial Machinery	1,683,300	0.9
Life/Health Insurance	1,539,165	0.8
Property - Casualty Insurers	1,526,696	0.8
Steel	1,474,528	0.8
Electronics/Appliances	1,203,672	0.7
Chemicals: Agricultural	1,077,848	0.6
Electrical Products	1,066,017	0.6
Chemicals: Major Diversified	1,056,387	0.6
Apparel/Footwear Retail	1,032,894	0.6
Medical Specialties	1,018,146	0.6

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Packaged Software	$977,750	0.5%
Food: Specialty/Candy	947,310	0.5
Home Building	904,048	0.5
Recreational Products	861,503	0.5
Aerospace & Defense	844,612	0.5
Construction Materials	810,706	0.4
Trucks/Construction/ Farm Machinery	796,268	0.4
Electronic Components	792,903	0.4
Information Technology Services	746,521	0.4
Media Conglomerates	730,666	0.4
Department Stores	721,947	0.4
Publishing: Books/ Magazines	719,661	0.4
Apparel/Footwear	713,150	0.4
Auto Parts: O.E.M.	642,580	0.3
Miscellaneous Commercial Services	617,654	0.3
Pulp & Paper	584,723	0.3
Building Products	583,123	0.3
Automotive Aftermarket	555,453	0.3
Industrial Specialties	505,799	0.3
Air Freight/Couriers	498,095	0.3
Real Estate Investment Trusts	482,506	0.3
Metal Fabrications	438,567	0.2
Food: Meat/Fish/Dairy	437,495	0.2
Oil Refining/Marketing	432,596	0.2
Semiconductors	399,590	0.2
Electronic Production Equipment	390,082	0.2
Advertising/Marketing Services	375,160	0.2
Marine Shipping	365,380	0.2
Other Transportation	352,595	0.2
Specialty Insurance	350,524	0.2
Investment Managers	319,862	0.2
Other Consumer Specialties	313,475	0.2
Water Utilities	311,467	0.2

See Notes to Financial Statements

Morgan Stanley International Fund

Summary of Investments  ■  October 31, 2008 continued

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oilfield Services/Equipment	$298,509	0.2%
Hotels/Resorts/Cruiselines	280,575	0.2
Textiles	254,585	0.1
Oil & Gas Production	248,819	0.1
Airlines	244,725	0.1
Commercial Printing/ Forms	242,505	0.1
Restaurants	226,161	0.1
Broadcasting	217,822	0.1
Utilities	214,489	0.1
Cable/Satellite TV	209,632	0.1
Medical/Nursing Services	205,511	0.1
Biotechnology	204,834	0.1
Computer Processing Hardware	194,997	0.1
Electronics/Appliance Stores	192,506	0.1
Containers/Packaging	181,387	0.1
Movies/Entertainment	179,443	0.1
Publishing: Newspapers	162,303	0.1
Internet Software/Services	148,628	0.1
Specialty Stores	146,761	0.1
Casino/Gaming	141,442	0.1
Discount Stores	135,745	0.1
Finance/Rental/Leasing	123,546	0.1
Miscellaneous Manufacturing	116,876	0.1
Other Consumer Services	115,063	0.1
Agricultural Commodities/Milling	111,103	0.1
Financial Publishing/ Services	89,675	0.0
Office Equipment/ Supplies	78,470	0.0
Personnel Services	63,572	0.0
Computer Peripherals	59,243	0.0
Medical Distributors	57,657	0.0
Beverages: Non-Alcoholic	52,189	0.0
Precious Metals	46,114	0.0
Contract Drilling	42,185	0.0

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Trucking	$39,026		0.0%
Investment Trusts/ Mutual Funds	36,041		0.0
Catalog/Specialty Distribution	34,718		0.0
Tools/Hardware	34,345		0.0
Home Improvement Chains	30,731		0.0
Retail - Specialty	19,657		0.0
Hospital/ Nursing Management	15,001		0.0
Aluminum	10,905		0.0
	$183,903,825	*	100.0%

*  Does not include open short/long futures contracts with underlying face amount of $15,222,561 and net unrealized appreciation of $38,914. Also open forward foreign currency contracts with net unrealized depreciation of $974,352.

See Notes to Financial Statements

Morgan Stanley International Fund

Financial Statements

Statement of Assets and Liabilities

October 31, 2008

Assets:
Investments in securities, at value (cost $192,884,805) (Including $19,548,226 of securities loaned)	$154,241,705
Investment in affiliate, at value (cost $29,662,120)	29,662,120
Unrealized appreciation on open forward foreign currency contracts	6,385,562
Cash (including $239,237 in foreign currency, at value with cost of $239,268 and $3,500,127 in segregation)	3,731,316
Receivable for:
Dividends	589,683
Investments sold	364,420
Foreign withholding taxes reclaimed	344,421
Dividends from affiliate	31,360
Compensated forward foreign currency contracts	24,175
Shares of beneficial interest sold	15,646
Prepaid expenses and other assets	530,234
Total Assets	195,920,642
Liabilities:
Collateral on securities loaned at value	20,196,776
Unrealized depreciation on open forward foreign currency contracts	7,359,914
Payable for:
Investments purchased	3,937,282
Variation margin	1,199,487
Compensated forward foreign currency contracts	957,682
Shares of beneficial interest redeemed	248,480
Investment advisory fee	89,488
Distribution fee	65,457
Transfer agent fee	30,788
Administration fee	11,498
Accrued expenses and other payables	144,084
Total Liabilities	34,240,936
Net Assets	$161,679,706
Composition of Net Assets:
Paid-in-capital	$214,374,232
Net unrealized depreciation	(39,574,159)
Accumulated undistributed net investment income	898,948
Accumulated net realized loss	(14,019,315)
Net Assets	$161,679,706
Class A Shares:
Net Assets	$104,618,511
Shares Outstanding (unlimited authorized, $.01 par value)	11,263,718
Net Asset Value Per Share	$9.29
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$9.80
Class B Shares:
Net Assets	$30,185,496
Shares Outstanding (unlimited authorized, $.01 par value)	3,284,886
Net Asset Value Per Share	$9.19
Class C Shares:
Net Assets	$16,659,713
Shares Outstanding (unlimited authorized, $.01 par value)	1,828,473
Net Asset Value Per Share	$9.11
Class I Shares@@:
Net Assets	$10,084,740
Shares Outstanding (unlimited authorized, $.01 par value)	1,080,969
Net Asset Value Per Share	$9.33
Class R Shares@@@:
Net Assets	$65,594
Shares Outstanding (unlimited authorized, $.01 par value)	7,072
Net Asset Value Per Share	$9.28
Class W Shares@@@:
Net Assets	$65,652
Shares Outstanding (unlimited authorized, $.01 par value)	7,072
Net Asset Value Per Share	$9.28

@@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

@@@  Shares were first issued on March 31, 2008.

^  Net of capital gain country tax of $64,074.

See Notes to Financial Statements

Morgan Stanley International Fund

Financial Statements continued

Statement of Operations

For the year ended October 31, 2008

Net Investment Income: Income
Dividends (net of $569,539 foreign withholding tax)	$7,534,180
Dividends from affiliate	512,890
Income from securities loaned - net	310,985
Interest	116,682
Total Income	8,474,737
Expenses
Investment advisory fee	1,807,113
Distribution fee (Class A shares)	411,424
Distribution fee (Class B shares)	669,496
Distribution fee (Class C shares)	274,774
Distribution fee (Class R shares)	274
Distribution fee (Class W shares)	192
Transfer agent fees and expenses	455,981
Administration fee	222,413
Custodian fees	181,457
Shareholder reports and notices	99,343
Professional fees	87,320
Registration fees	76,424
Trustees' fees and expenses	5,521
Other	155,103
Total Expenses	4,446,835
Less: expense offset	(587)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 4)	(18,201)
Net Expenses	4,428,047
Net Investment Income	4,046,690
Realized and Unrealized Gain (Loss): Realized Gain(Loss) on:
Investments	28,876,617 ^
Futures contracts	(11,043,848)
Foreign exchange transactions	(2,365,959)
Net Realized Gain	15,466,810
Change in Unrealized Appreciation/Depreciation on:
Investments	(161,170,517)
Futures contracts	(1,674)
Translation of forward foreign currency contracts, other assets and liabilities denominated in foreign currencies	(1,617,996)
Net Change in Unrealized Appreciation/Depreciation	(162,790,187)
Net Loss	(147,323,377)
Net Decrease	$(143,276,687)

^  Net of capital gain country tax of $64,074.

See Notes to Financial Statements

Morgan Stanley International Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2008	FOR THE YEAR ENDED OCTOBER 31, 2007
Increase (Decrease) in Net Assets: Operations:
Net investment income	$4,046,690	$2,509,860
Net realized gain	15,466,810	68,764,200
Net change in unrealized appreciation/depreciation	(162,790,187)	14,242,054
Net Increase (Decrease)	(143,276,687)	85,516,114
Dividends to Shareholders from Net Investment Income:
Class A shares	(3,252,306)	(1,452,280)
Class B shares	(620,256)	(1,374,886)
Class C shares	(403,193)	(299,910)
Class I shares@@	(405,123)	(457,373)
Total Dividends	(4,680,878)	(3,584,449)
Net decrease from transactions in shares of beneficial interest	(43,013,851)	(92,719,912)
Net Decrease	(190,971,416)	(10,788,247)
Net Assets:
Beginning of period	352,651,122	363,439,369
End of Period (Including undistributed net investment income of $898,948 and $3,205,575, respectively)	$161,679,706	$352,651,122

@@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

See Notes to Financial Statements

Morgan Stanley International Fund

Notes to Financial Statements  ■  October 31, 2008

1. Organization and Accounting Policies

Morgan Stanley International Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund was organized as a Massachusetts business trust on October 23, 1998 and commenced operations June 28, 1999. On March 31, 2008, the Fund commenced offering Class R and Class W shares.

The Fund offers Class A, Class B, Class C, Class I, Class R and Class W shares. The six classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I, Class R and Class W shares are not subject to a sales charge. Additionally, Class A, Class B, Class C, Class R and Class W shares incur distribution expenses. Effective March 31, 2008 Class D shares were renamed Class I shares.

The Fund will assess a 2% redemption fee, on Class A, Class B, Class C, Class I, Class R and Class W shares, which is paid directly to the Fund, for shares redeemed or exchanged within thirty days of purchase, subject to certain exceptions. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (2) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other

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Notes to Financial Statements  ■  October 31, 2008 continued

assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (8) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (9) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income

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Notes to Financial Statements  ■  October 31, 2008 continued

and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. Security Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high-quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent.

The value of loaned securities and related collateral outstanding at October 31, 2008 are $19,548,226 and $20,315,736, respectively. The Fund received cash collateral of $20,196,776 which was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. The remaining collateral of $118,960 received in the form of common stock, U.S. and foreign Government Agencies and Obligations, which the Fund cannot sell or re-pledge and accordingly are not reflected in the Portfolio of Investments. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

G. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on April 29, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken

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Notes to Financial Statements  ■  October 31, 2008 continued

or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended October 31, 2008, remains subject to examination by taxing authorities.

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.65% to the portion of the daily net assets not exceeding $1 billion and 0.60% to the portion of the daily net assets in excess of $1 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. ("the Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; (iii) Class C — up to 1.0% of the average daily net assets of Class C shares; (iv) Class R — up to 0.50% of the average daily net assets of Class R shares; and (v) Class W — up to 0.35% of the average daily net assets of Class W shares.

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Notes to Financial Statements  ■  October 31, 2008 continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $18,009,607 at October 31, 2008.

In the case of Class A, Class C, Class R and Class W shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 1.00%, 0.50% or 0.35% of the average daily net assets of Class A, Class C, Class R or Class W shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2008, the distribution fee was accrued for Class A, Class C, Class R and Class W shares at the annual rate of 0.25%, 0.97%, 0.50% and 0.35%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2008, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $896, $68,953 and $1,935, respectively and received $62,498 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio - Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio - Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio - Institutional Class. For the year ended October 31, 2008, advisory fees paid were reduced by $18,201 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio - Institutional Class. Income distributions earned by the Fund are recorded as dividends from affiliate in the Statement of Operations and totaled $512,890 for year ended October 31, 2008. During the year ended October 31, 2008, cost of purchases and sales of

Morgan Stanley International Fund

Notes to Financial Statements  ■  October 31, 2008 continued

investments in Morgan Stanley Institutional Liquidity Funds-Money Market Portfolio - Institutional Class aggregated $98,196,137 and $89,021,210, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2008 aggregated $79,059,587 and $130,936,782, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator, and Distributor, is the Fund's transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts or an unfavorable change in the value of the securities underlying the futures contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

At October 31, 2008, investments in securities of issuers in Japan and United Kingdom represented 28.0% and 21.3%, respectively, of the Fund's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

Morgan Stanley International Fund

Notes to Financial Statements  ■  October 31, 2008 continued

At October 31, 2008, the Fund's cash balance consisted principally of interest deposits with State Street Bank and Trust Company, the Fund's custodian.

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2008		FOR THE YEAR ENDED OCTOBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,856,307	$26,102,984	1,302,836	$19,623,783
Conversion from Class B	946,937	14,002,051	5,091,894	77,565,898
Reinvestment of dividends and distributions	193,424	2,970,999	100,076	1,363,035
Redeemed	(3,127,917)	(41,637,171)	(6,035,617)	(82,173,956)
Net increase (decrease) — Class A	(131,249)	1,438,863	459,189	16,378,760
CLASS B SHARES
Sold	587,224	8,741,208	822,174	12,075,106
Conversion to Class A	(953,850)	(14,002,051)	(5,156,674)	(77,565,898)
Reinvestment of dividends and distributions	35,376	540,896	87,184	1,179,605
Redeemed	(2,353,773)	(31,431,192)	(2,596,205)	(37,102,280)
Net decrease — Class B	(2,685,023)	(36,151,139)	(6,843,521)	(101,413,467)
CLASS C SHARES
Sold	169,988	2,437,002	270,024	3,923,053
Reinvestment of dividends and distributions	24,520	371,732	19,416	261,724
Redeemed	(596,305)	(7,952,119)	(420,507)	(6,030,252)
Net decrease — Class C	(401,797)	(5,143,384)	(131,067)	(1,845,475)
CLASS I SHARES@@
Sold	33,461	425,230	71,254	1,048,307
Reinvestment of dividends and distributions	22,722	349,696	28,871	394,384
Redeemed	(321,825)	(4,133,122)	(490,485)	(7,282,421)
Net decrease — Class I	(265,642)	(3,358,197)	(390,360)	(5,839,730)
CLASS R SHARES@@@
Sold	7,072	100,003	—	—
Net increase — Class R	7,072	100,003	—	—
CLASS W SHARES@@@
Sold	7,072	100,003	—	—
Net increase — Class W	7,072	100,003	—	—
Net decrease in Fund	(3,469,567)	$(43,013,851)	(6,905,759)	$(92,719,912)

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

  @@@  Shares were first issued on March 31, 2008.

Morgan Stanley International Fund

Notes to Financial Statements  ■  October 31, 2008 continued

7. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2008	FOR THE YEAR ENDED OCTOBER 31, 2007
Ordinary income	$4,680,878	$3,584,449
As of October 31, 2008, the tax-basis components of accumulated losses were as follows:
Net accumulated earnings	—
Capital loss carryforward	(10,683,669)
Temporary differences	(3,417)
Net unrealized depreciation	(42,007,440)
Total accumulated losses	$(52,694,526)

During the year ended October 31, 2008, the Fund utilized $18,462,639 of its net capital loss carryforward. As of October 31, 2008, the Fund had a net capital loss carryforward of $10,683,669, to offset future capital gains to the extent provided by regulations, which will expire on October 31, 2011.

As of October 31, 2008, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and passive foreign investment companies ("PFICs") and capital loss deferrals on wash sales.

Permanent differences, primarily due to foreign currency losses, tax adjustments on PFICs sold by the Fund and a net operating loss, resulted in the following reclassifications among the Fund's components of net assets at October 31, 2008:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$(1,672,439)	$2,182,570	$(510,131)

Morgan Stanley International Fund

Notes to Financial Statements  ■  October 31, 2008 continued

8. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent.

9. Accounting Pronouncements

On September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the financial statements has not yet been determined.

Morgan Stanley International Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2008		2007		2006		2005	2004
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.94		$13.14		$10.70		$9.19	$8.03
Income from investment operations:
Net investment income(1)	0.24		0.15		0.14		0.13	0.06
Net realized and unrealized gain (loss)	(7.61)		3.86		2.52		1.50	1.20
Total income (loss) from investment operations	(7.37)		4.01		2.66		1.63	1.26
Less dividends from net investment income	(0.28)		(0.21)		(0.22)		(0.12)	(0.10)
Net asset value, end of period	$9.29		$16.94		$13.14		$10.70	$9.19
Total Return(2)	(44.19)%		31.03%		25.21%		17.65%	15.89%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.36	%(5)	1.33	%(4)(5)	1.30	%(4)	1.30%	1.57%
Net investment income	1.71	%(5)	1.18	%(4)(5)	1.18	%(4)	1.27%	0.67%
Supplemental Data:
Net assets, end of period, in thousands	$104,619		$193,043		$143,730		$115,680	$83,766
Portfolio turnover rate	31%		22%		13%		22%	33%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2007	1.34%	1.17%
October 31, 2006	1.32	1.16

  (5)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Fund-Money Market Portfolio — Institutional Class during the period. The rebate had an effect of a 0.01% for the period ended October 31, 2008 and an effect of less than 0.005% for the period ended October 31, 2007.

See Notes to Financial Statements

Morgan Stanley International Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2008		2007		2006		2005	2004
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.69		$12.97		$10.55		$9.06	$7.93
Income (loss) from investment operations:
Net investment income (loss)(1)	0.13		0.08		0.05		0.05	(0.01)
Net realized and unrealized gain (loss)	(7.53)		3.75		2.49		1.48	1.19
Total income (loss) from investment operations	(7.40)		3.83		2.54		1.53	1.18
Less dividends from net investment income	(0.10)		(0.11)		(0.12)		(0.04)	(0.05)
Net asset value, end of period	$9.19		$16.69		$12.97		$10.55	$9.06
Total Return(2)	(44.49)%		29.58%		24.28%		16.88%	14.87%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.10	%(5)	2.08	%(4)(5)	2.05	%(4)	2.05%	2.33%
Net investment income (loss)	0.90	%(5)	0.43	%(4)(5)	0.43	%(4)	0.52%	(0.09)%
Supplemental Data:
Net assets, end of period, in thousands	$30,185		$99,635		$166,184		$163,974	$193,796
Portfolio turnover rate	31%		22%		13%		22%	33%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2007	2.09%	0.42%
October 31, 2006	2.07	0.41

  (5)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Fund-Money Market Portfolio — Institutional Class during the period. The rebate had an effect of a 0.01% for the period ended October 31, 2008 and an effect of less than 0.005% for the period ended October 31, 2007.

See Notes to Financial Statements

Morgan Stanley International Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2008		2007		2006		2005	2004
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$16.63		$12.94		$10.54		$9.06	$7.92
Income (loss) from investment operations:
Net investment income (loss)(1)	0.13		0.06		0.06		0.05	(0.01)
Net realized and unrealized gain (loss)	(7.47)		3.76		2.48		1.47	1.20
Total income (loss) from investment operations	(7.34)		3.82		2.54		1.52	1.19
Less dividends from net investment income	(0.18)		(0.13)		(0.14)		(0.04)	(0.05)
Net asset value, end of period	$9.11		$16.63		$12.94		$10.54	$9.06
Total Return(2)	(44.50)%		29.58%		24.34%		16.81%	15.03%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	2.07	%(5)	2.08	%(4)(5)	2.04	%(4)	2.05%	2.31%
Net investment income (loss)	0.96	%(5)	0.43	%(4)(5)	0.44	%(4)	0.52%	(0.07)%
Supplemental Data:
Net assets, end of period, in thousands	$16,660		$37,085		$30,552		$22,856	$24,527
Portfolio turnover rate	31%		22%		13%		22%	33%

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2007	2.09%	0.42%
October 31, 2006	2.06	0.42

  (5)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Fund-Money Market Portfolio — Institutional Class during the period. The rebate had an effect of a 0.01% for the period ended October 31, 2008 and an effect of less than 0.005% for the period ended October 31, 2007.

See Notes to Financial Statements

Morgan Stanley International Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2008		2007		2006		2005	2004
Class I Shares@@
Selected Per Share Data:
Net asset value, beginning of period	$17.00		$13.23		$10.76		$9.24	$8.07
Income (loss) from investment operations:
Net investment income(1)	0.27		0.21		0.15		0.15	0.08
Net realized and unrealized gain (loss)	(7.64)		3.83		2.57		1.51	1.20
Total income (loss) from investment operations	(7.37)		4.04		2.72		1.66	1.28
Less dividends from net investment income	(0.30)		(0.27)		(0.25)		(0.14)	(0.11)
Net asset value, end of period	$9.33		$17.00		$13.23		$10.76	$9.24
Total Return(2)	(44.16)%		31.33%		25.61%		18.03%	15.97%
Ratios to Average Net Assets(3):
Total expenses (before expense offset)	1.10	%(5)	1.08	%(4)(5)	1.05	%(4)	1.05%	1.33%
Net investment income	1.95	%(5)	1.43	%(4)(5)	1.43	%(4)	1.52%	0.91%
Supplemental Data:
Net assets, end of period, in thousands	$10,085		$22,888		$22,974		$134,631	$143,890
Portfolio turnover rate	31%		22%		13%		22%	33%

  @@  Formerly Class D shares. Renamed Class I shares effective March 31, 2008.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser and Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2007	1.09%	1.42%
October 31, 2006	1.07	1.41

  (5)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Fund-Money Market Portfolio — Institutional Class during the period. The rebate had an effect of a 0.01% for the period ended October 31, 2008 and an effect of less than 0.005% for the period ended October 31, 2007.

See Notes to Financial Statements

Morgan Stanley International Fund

Financial Highlights continued

	FOR THE PERIOD MARCH 31, 2008@@@ THROUGH OCTOBER 31, 2008
Class R Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.14
Loss from investment operations:
Net investment income(1)	0.15
Net realized and unrealized loss	(5.01)
Total loss from investment operations	(4.86)
Less dividends from net investment income	0.00
Net asset value, end of period	$9.28
Total Return(2)(5)	(34.44)%
Ratios to Average Net Assets(3)(6):
Total expenses (before expense offset)	1.62	%(4)
Net investment income	1.96	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$66
Portfolio turnover rate(5)	31%

  @@@  The date shares were first issued.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Fund-Money Market Portfolio — Institutional Class during the period. The rebate had an effect of a 0.01%.

  (5)  Not annualized.

  (6)  Annualized.

See Notes to Financial Statements

Morgan Stanley International Fund

Financial Highlights continued

	FOR THE PERIOD MARCH 31, 2008@@@ THROUGH OCTOBER 31, 2008
Class W Shares
Selected Per Share Data:
Net asset value, beginning of period	$14.14
Loss from investment operations:
Net investment income(1)	0.16
Net realized and unrealized loss	(5.02)
Total loss from investment operations	(4.86)
Less dividends from net investment income	0.00
Net asset value, end of period	$9.28
Total Return(2)(5)	(34.37)%
Ratios to Average Net Assets(3)(6):
Total expenses (before expense offset)	1.47	%(4)
Net investment income	2.11	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$66
Portfolio turnover rate(5)	31%

  @@@  The date shares were first issued.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Fund-Money Market Portfolio — Institutional Class during the period. The rebate had an effect of a 0.01%.

  (5)  Not annualized.

  (6)  Annualized.

See Notes to Financial Statements

Morgan Stanley International Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley International Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley International Fund (the "Fund"), including the portfolio of investments, as of October 31, 2008, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley International Fund as of October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 29, 2008

Morgan Stanley International Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

■  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

■  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

■  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

■  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

■  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service

Morgan Stanley International Fund

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

preferences, through the use of "cookies." "Cookies" recognize your computer each time your return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley International Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Morgan Stanley International Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley International Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

Morgan Stanley International Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley International Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Chief Operating Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Dennis F. Shea (55) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley International Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (41) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

2008 Federal Tax Notice (unaudited)
For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended October 31, 2008. During the taxable year, the Fund passed through foreign tax credits of $580,957, which were derived from $4,144,112 of net income from sources within foreign countries.
In January, the Fund provides tax information to shareholders for the preceding calendar year.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2008 Morgan Stanley

INLANN
IU08-06209P-Y10/08

INVESTMENT MANAGEMENT

Morgan Stanley
International Fund

Annual Report

October 31, 2008

Item 2.  Code of Ethics.

(a)           The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2008

	Registrant		Covered Entities(1)
Audit Fees	$39,725		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$6,418,000	(2)
Tax Fees	$7,797	(3)	$881,000	(4)
All Other Fees	$		$
Total Non-Audit Fees	$7,797		$7,299,000

Total	$47,522		$7,299,000

2007

	Registrant		Covered Entities(1)
Audit Fees	$50,000		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$5,041,000	(2)
Tax Fees	$7,447	(3)	$761,000	(4)
All Other Fees	$			$(5)
Total Non-Audit Fees	$7,447		$5,802,000

Total	$57,447		$5,802,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)    Not applicable.

(g)   See table above.

(h)   The audit committee of the Board of Trustees/Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund’s/Trust’s and its Investment Advisor’s Proxy Voting Policies and Procedures are as follows:

FEBRUARY 28, 2008

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES

I.              POLICY STATEMENT

Introduction - Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies.  MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.            GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below.  These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A.            Routine Matters.  We generally support routine management proposals.  The following are examples of routine management proposals:

•                  Approval of financial statements and auditor reports.

•                  General updating/corrective amendments to the charter, articles of association or bylaws.

•                  Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.            Board of Directors

1.               Election of directors: In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.               We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

i.            At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.       We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

b.              Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.               We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.              We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

e.               In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

f.                 We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

g.              We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies).  We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

2.                 Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

3.                 Board diversity:  We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

4.                 Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

5.                 Proxy access:  We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

6.                 Proposals to elect all directors annually:  We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

7.                 Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board).  U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

8.                 Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

9.                 Director retirement age and term limits:  Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

10.           Proposals to limit directors’ liability and/or broaden indemnification of directors.  Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C.            Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis.  However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest.  We also analyze proxy contests on a case-by-case basis.

D.            Changes in capital structure.

1.               We generally support the following:

•                  Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•                  Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

•                  Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•                  Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•                  Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•                  Management proposals to effect stock splits.

•                  Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•                  Management proposals for higher dividend payouts.

2.               We generally oppose the following (notwithstanding management support):

•                  Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•                  Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

•                  Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•                  Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E.             Takeover Defenses and Shareholder Rights

1.               Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.               Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.               Shareholder rights to call meetings:  We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

4.               Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

5.               Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

6.               Bundled proposals:  We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

F.             Auditors.   We generally support management proposals for selection or ratification of independent auditors.  However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive.  Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G.            Executive and Director Remuneration.

1.               We generally support the following proposals:

•                  Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•                  Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•                  Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•                  Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.               Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

3.               Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

4.               We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

5.              We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

6.               Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H.            Social, Political and Environmental Issues.  We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I.              Fund of Funds.  Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III.           ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the “Corporate Governance Team”).  The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm.  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A.            Committee Procedures

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM’s Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3)

determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B.            Material Conflicts of Interest

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee who will have sole discretion to cast a vote.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.            Identification of Material Conflicts of Interest

A potential material conflict of interest could exist in the following situations, among others:

1.               The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

2.               The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.               Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

1.               If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.               If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.               If the Research Providers’ recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal.  If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above.  Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D.            Proxy Voting Reporting

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years.  To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).

Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures.  To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP.  A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.               Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.               Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then  AIP  may exercise  its voting rights with respect to such matter.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley International Fund

/s/ Randy Takian
Randy Takian
Principal Executive Officer
December 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
December 17, 2008

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 17, 2008